Exhibit 10.1.13

9th Floor Bunkers Hall East 855-2nd Street SW Calgary, AB, T2P2P2
September 30, 2008
Protective Products of America, Inc.
1649 Northwest 136th Avenue
Sunrise, Florida
33323
Re:	Credit Agreement dated September 21, 2004 between Ceramic Protection Corporation (now Protective Products of America, Inc., the “Borrower”) and Canadian Imperial Bank of Commerce (“CIBC”), as amended by the First Amending Agreement dated May 25, 2006, the Second Amending Agreement dated March 8, 2007, the Third Amending Agreement, dated September, 12, 2007, the Fourth Amending Agreement dated November 14, 2007, the Fifth Amending Agreement dated January 4, 2008, the Sixth Amending Agreement dated April 11, 2008, the Seventh Amending Agreement dated June 30, 2008, the extension of deliveries letter dated July 16, 2008, the Eighth Amending Agreement dated July 31, 2008, the extension of deliveries letter dated August 8,2008 the extension of deliveries letter dated August 15, 2008 and the extension of deliveries letter dated August 25, 2008 (as amended, the “Credit Agreement”).
Dear Sirs:
CIBC, as Agent under the Credit Agreement, hereby offers to the Borrower to amend certain Sections of the Credit Agreement. In furtherance of the foregoing, the Credit Agreement will be amended by:
1.	Effective as of August 29, 2008, deleting each of the references to “August 29, 2008” in Section 16.1(s) of the Credit Agreement and replacing them with “October 17, 2008”,

2.	Effective as of September 30, 2008;
(a)	Deleting the reference to “Cdn. $15,000,000” in the definition of “Revolving Loan Commitment Amount” in Schedule A to the Credit Agreement and replacing it with “Cdn. $13,000,000”.

(b)	Deleting the table under the heading “Extendible Revolving Loan” in Schedule B to the Credit Agreement in its entirety and replacing it with the following:
Ian MacInnis, Senior Director and Team Lead Diversified Services
| ( 403 221 5336 | 403 221 5779 | Ian.MacInnis@cibc.com

LENDER	INDIVIDUAL REVOLVING LOAN COMMITMENT AMOUNT
Canadian Imperial Bank of Commerce	Cdn. $13,000,000
Kindly provide your acceptance of this offer by signing this letter where indicated and either faxing or emailing us a signed copy at your earliest convenience, but in any event no later than the close of business on September 30, 2008.
If you require further information, please do not hesitate to contact the writer,
Regards,

CANADIAN IMPERIAL BANK OF COMMERCE, as Agent

/s/ Ian MacInnis

Accepted effective the 30th day of September, 2008

PROTECTIVE PRODUCTS OF AMERICA, INC.

Per:	/s/ Stephen Giordanella
Name:	Stephen Giordanella
Title:	Chief Executive officer

Per:	/s/ Larry Moeller
Name:
Title:

Acknowledged and consented to effective the 30th day of September, 2008

CERAMIC PROTECTION CORPORATION OF AMERICA		CPC HOLDING CORPORATION OF AMERICA

Per: Name:	/s/ Stephen Giordanella Stephen Giordanella	Per: Name:	/s/ Stephen Giordanella Stephen Giordanella
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Per: Name:	/s/ Larry Moeller	Per: Name:	/s/ Larry Moeller
Title:		Title:

PROTECTIVE PRODUCTS INTERNATIONAL CORP.

Per: Name:	/s/ Stephen Giordanella Stephen Giordanella
Title:	Chief Executive Officer

Per: Name:	/s/ Larry Moeller
Title: